December 31, 2012

Peekay SPA, LLC
c/o GEM Ventures Ltd.
590 Madison Avenue
27th Floor
New York, New York 10022
Attention: Ellery Roberts
Facsimile No.: (212) 937-2316

Side Letter Agreement Regarding Purchase Price

Gentlemen:

Reference is hereby made to the Amended and Restated Common Stock Purchase Agreement ("***Agreement***"), dated as of the 31st day of December, 2012, by and among (i) PEEKAY SPA, LLC, a Delaware limited liability company ("***Buyer***"), (ii) PEEKAY, INC., a Washington corporation ("***Peekay***"), and CONREV, INC., a Washington corporation ("***ConRev***") (Peekay and ConRev known collectively as the "***Companies***" and singly as a "***Company***"), and (iii) Kris Butt, a natural person ("***KB***"), Brian Barnett, a natural person ("***BB***"), and Rick Barnett, a natural person ("***RB***") (KB, BB and RB known collectively as the "***Sellers***", and each singly as a "***Seller***"), and Phyllis Heppenstall, as Seller Representative. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

Notwithstanding anything the contrary in the Agreement, the parties to this Side Letter Agreement ("***Letter Agreement***") agree as follows:

1. The parties acknowledge that Buyer is unable to fund $12,000,000 of the Purchase Price described in Section 3.1(vi) of the Agreement that was, pursuant to such Section, to be deliverable in cash or other immediately available funds. In lieu of $12,000,000 of cash or other immediately available funds that would otherwise have been deliverable pursuant to Section 3.1(vi) of the Agreement, such portion of the Purchase Price shall be payable to the Sellers (whether in their individual capacities or through an entity, or entities, controlled by the Sellers) pursuant to the terms of, and to the extent of Sellers' interest in, that certain Financing Agreement, of even date with this Letter Agreement, among Christals Acquisition, LLC ("***Parent***"), Peekay Acquisition, LLC, Buyer (as a borrower thereunder), certain other borrowers, certain guarantors described therein, the lenders described therein, Cortland Capital Market Services, LLC (as collateral agent and administrative agent), and CB Agency Services, LLC (as administrative agent) ("***Financing Agreement***").

2. Furthermore, as additional Purchase Price:

(i) Buyer shall pay to Sellers (whether in their individual capacities or through an entity, or entities, controlled by the Sellers) certain fees, as lenders (whether in their individual capacities or through an entity, or entities, controlled by the Sellers) pursuant to the terms of the Financing Agreement; and

(ii) Sellers shall receive limited liability company interests in Parent (the "***Parent Units***"), pursuant to subscription agreements, by and between each Seller (whether in such Seller's individual capacity or through an entity, or entities, controlled by the Seller) and Parent, dated as of the date of this Letter Agreement; *provided* that, for U.S. federal income tax purposes, the parties agree that (A) Sellers shall be treated as first contributing an amount of the outstanding equity of Companies as specified in the subscription agreements to Parent in exchange for the Parent Units in a transaction governed by Section 721 of the Code, and (B) Parent shall then be treated as contributing such outstanding equity in the Companies to Buyer in a transaction governed by Section 351 of the Code.

This Letter Agreement shall amend the Agreement as set forth herein. Except as provided herein, the Agreement shall remain unmodified and continue in full force and effect.

This Agreement may be executed by the parties in separate counterparts, including via facsimile transmission and or other electronic means, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties.

[*Signature Page Follows*]

If you agree to the terms set forth above, please indicate your acceptance by signing below.

BUYER:

PEEKAY SPA, LLC, a
Delaware limited liability company

By Ellery Roberts
Its President

COMPANIES:

PEEKAY, INC., a Washington corporation

By Kris Butt
Its President

CONREV, INC.,
a Washington corporation

By Phyllis Heppenstall
Its President

SELLERS:

Kris Butt, a natural person

Brian Barnett, a natural person

Rick Barnett, a natural person

SELLER REPRESENTATIVE

Phyllis Heppenstall

If you agree to the terms set forth above, please indicate your acceptance by signing below.

BUYER:

PEEKAY SPA, LLC, a
Delaware limited liability company

By ______________________
Its ______________________

COMPANIES:

PEEKAY, INC., a Washington corporation

By Kris Butt
Its President

CONREV, INC.,
a Washington corporation

By Phyllis Heppenstall
Its President

SELLERS:

Kris Butt, a natural person

Brian Barnett, a natural person

Rick Barnett, a natural person

SELLER REPRESENTATIVE

Phyllis Heppenstall

If you agree to the terms set forth above, please indicate your acceptance by signing below.

BUYER:

PEEKAY SPA, LLC, a
Delaware limited liability company

By ____________________
Its ____________________

COMPANIES:

PEEKAY, INC., a Washington corporation

____
By Kris Butt
Its President

CONREV, INC.,
a Washington corporation

____
By Phyllis Heppenstall
Its President

SELLERS:

____
Kris Butt, a natural person

____
Brian Barnett, a natural person

____
Rick Barnett, a natural person

SELLER REPRESENTATIVE

____
Phyllis Heppenstall